EXHIBIT 99.2

                    SECOND AMENDMENT TO FORBEARANCE AGREEMENT

This Second Amendment to Forbearance Agreement, dated as of March 2, 1998 (this "Amendment"), is between Mercury Finance Company, a Delaware corporation (the "Company"), and the person(s) listed on the signature pages of this Amendment (collectively or individually, the "Lender"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Forbearance Agreement (referred to below).

                             PRELIMINARY STATEMENTS

1. The Company and the Lender are parties (or as to the Lender, is a successor in interest to a party) to the Forbearance Agreement, dated as of July 11, 1997 (as amended by First Amendment to Forbearance Agreement dated as of November 6, 1997, the "Forbearance Agreement").

2. The Company has requested that the Forbearance Agreement be amended, inter alia, to extend the automatic Termination Date of the Forbearance Period from March 2, 1998 to June 3, 1998.

3. The Lender is willing to extend the automatic Termination Date of the Forbearance Period from March 2, 1998 to June 3, 1998 but only on the terms and conditions stated herein.

                                    AGREEMENT

In consideration of the premises and mutual agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

1.   AMENDMENTS TO FORBEARANCE AGREEMENT.

On the date this Amendment becomes effective, after satisfaction by the Company of each of the conditions set forth in Section 3 hereof:

1.1 ESCROW. Section 1.1 of the Forbearance Agreement hereby is amended by deleting the references to "January 9, 1998 and February 27, 1998" in the definition of "Escrow" and replacing it with "June 1, 1998".

1.2 TERMINATION DATE. Section 1.1 of the Forbearance Agreement hereby is amended by deleting the reference to "March 2, 1998" in the definition of "Termination Date" and replacing it with "June 3, 1998".

1.3 EFFECT OF TERMINATION DATE. Section 2.2 of the Forbearance Agreement hereby is amended by deleting the reference to "March 2, 1998" and replacing it with "June 3, 1998".

1.4  PAYMENT OF INTEREST.

(A) Subsection (A) under 3.2 of the Forbearance Agreement is hereby amended by deleting the reference to "Termination Date" and replacing it with "May 31, 1998".

(B) Subsection (B) under Section 3.2 of the Forbearance Agreement hereby is amended by deleting the reference to "March 2, 1998" and replacing it with "June 1, 1998".

(C) Subsection (D) under Section 3.2 of the Forbearance Agreement hereby is amended by adding a new sentence at the end of the first sentence as follows:

"On June 1, 1998, the Company will pay to the Lender all accrued and unpaid interest calculated to and including May 31, 1998, excluding any accrued and unpaid interest owing to the Lender as a result of the application of a Default Rate in excess of 9.00% per annum."

1.5 ACKNOWLEDGMENT; OTHER AGREEMENTS. Section 3.3 of the Forbearance Agreement hereby is amended by amending and restating the fourth sentence of such section as follows:

"Prior to June 1, 1998, the Company will make no payment on account of subordinated debt other than that agreed to by the holders of subordinated debt in the Forbearance and Third Limited Waiver Agreement between the Company and the holders of subordinated debt dated as of July 11, 1997 and in the Forbearance and Fourth Limited Waiver Agreement between the Company and the holders of subordinated debt dated as of November 6, 1997 (in either case, without regard to any amendment, modification or supplement thereof)."

1.6 CASH SWEEP. Section 3.4 of the Forbearance Agreement hereby is amended by adding two new sentences after the second sentence in such section as follows:

"So long as the Forbearance Period has not been terminated, on April 3, 1998 and May 5, 1998, the Company will pay to the Lender its Funded Debt Pro Rata Share of the aggregate amount of Excess Cash of the Company calculated as of the close of business March 31, 1998 and April 30, 1998, respectively. On June 3, 1998, the Company will pay to the Lender its Funded Debt Pro Rata Share of the aggregate amount of Excess Cash calculated as of the close of business on May 29, 1998."

1.7 ESCROW. Section 3.10 of the Forbearance Agreement hereby is amended by amending and restating such section in its entirety as follows:

"By no later than April 30, 1998, the Company agrees to establish the Escrow in the amount of $7,500,000 that shall be used solely by the Company in accordance with the terms of the Escrow Agreement to fund the payments required to be made on June 1, 1998 to the Lender under this Agreement and other holders of Funded Debt as contemplated by this Agreement."

1.8 TOLLING. Section 3.12 of the Forbearance Agreement hereby is amended by deleting each reference to "April 1, 1998" and replacing them with "July 1, 1998".

1.9  TERMINATION EVENTS.

(A) Subsection (D) of Section 4.1 of the Forbearance Agreement hereby is amended by amending and restating such section in its entirety as follows:

"(D) failure of the Company to deliver to the Steering Committee within 5 business days of the following delivery dates (i) audited financial statements for fiscal year 1997 as soon as available but in no event later than April 15, 1998, (ii) unaudited financial statements for the first quarter of 1998 as soon as available but in no event later than May 15, 1998 and (iii) unaudited monthly financial statements as soon as available but in no event later than (a) April 15, 1998 for the February 1998 statements, (b) May 15, 1998 for the March, 1998 statements and (c) May 31, 1998 for the April, 1998 statements;"

(B) Subsection (E) of Section 4.1 of the Forbearance Agreement hereby is amended by amending and restating such section in its entirety as follows:

"(E) the Company's consolidated net income before income taxes, professional fees, restructuring costs and costs and fees associated with branch closures as reported in the Company's unaudited income statements is less than (i) ($15,000,000) for the two months ended February 28, 1998, (ii) ($22,500,000) for the three months ended March 31, 1998, (iii) ($30,000,000) for the four months ended April 30, 1998, and (iv) ($37,500,000) for the five months ended May 31, 1998;"

2.   REPRESENTATIONS AND WARRANTIES.

To induce the Lender to enter into this Amendment, the Company represents and warrants to the Lender that:

2.1 CORPORATE AUTHORITY; NO CONFLICTS. The execution and delivery by the Company of this Amendment and the performance of the Company's obligations under this Amendment (i) are within its corporate powers, (ii) are duly authorized by its board of directors and, if necessary, its stockholders, (iii) are not in contravention of the terms of its articles or certificate of incorporation or by-laws or of any indenture, agreement or undertaking to which it is a party or by which it or any of its property is bound, (iv) does not, as of the date hereof, require any consent, registration or approval of any governmental authority, (v) does not contravene any material contractual or governmental restriction binding upon it and (vi) will not result in the imposition of any lien, claim or encumbrance upon any of its property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which it is a party or by which its property may be bound or affected.

2.2 NO TERMINATION EVENT; REPRESENTATIONS AND WARRANTIES. As of the date hereof, (a) no Termination Event under the Forbearance Agreement, as amended by this Amendment, has occurred and is continuing or will result from the amendments set forth in this Amendment other than as set forth in Schedule 2.2 hereof and (b) the representations and warranties of the Company contained in the Forbearance Agreement, as amended by this Amendment, are true and correct.


3.   CONDITIONS TO EFFECTIVENESS.

The obligation of the Lender to make the amendments contemplated by this Amendment, and the effectiveness thereof, are subject to the following:

3.1 DOCUMENTS. The Lender has received all of the following, each duly executed and dated as of the date of this Amendment (or such other date as shall be satisfactory to the Lender) in form and substance satisfactory to the Lender:

(A)  fully executed counterparts to this Amendment;

(B) executed amendments on the same terms as this Amendment from other holders of Funded Debt satisfactory to the Lender; and

(C) certified resolutions of the board of directors of the Company authorizing or ratifying the execution, delivery and performance of this Amendment.

3.2 EFFECTIVE TIME. Subject to the satisfaction of Section 3.1 hereof, the effective time of this Amendment shall be deemed to be 12:01 a.m. March 2, 1998.

4.   MISCELLANEOUS.

4.1 SECTION TITLES. The preliminary statements to this Amendment and the section titles used in this Amendment are for convenience only and do not affect the construction of this Amendment.

4.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which together constitute one instrument.

4.3 ENTIRE AGREEMENT. This Amendment constitutes the full and entire understanding of the Company and the Lender with respect to the subject matter of this Amendment. To the extent that any term of this Amendment is inconsistent with or contrary to any term of the Forbearance Agreement, this Amendment shall govern and control.

4.4 SUCCESSORS AND ASSIGNS. This Amendment inures to the benefit of, and is binding upon the successors and assigns of, each of the Company and the Lender.

4.5 GOVERNING LAW. This Amendment will be interpreted, and the rights and liabilities of the Company and the Lender determined, in accordance with the internal laws of the State of Illinois.

4.6 SEVERABILITY. Wherever possible, each provision of this Amendment will be interpreted in a manner as to be effective and valid under applicable law. If any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision is ineffective only to the extent of such prohibition or invalidity and the remaining provisions of this Amendment remain unaffected and in full force and effect.

4.7 SIGNATURE PAGE REPRESENTATIONS OF COMMERCIAL PAPER HOLDERS. As to holders of commercial paper, each and every Schedule 1 attached to the signature pages of this Amendment are true and correct.

4.8 AMENDED AND RESTATED SCHEDULE OF EXISTING AGREEMENTS. Schedule 1 to the Forbearance Agreement is hereby amended and restated such that any reference in the Forbearance Agreement to "Schedule 1" shall mean a reference to the Schedule 1 attached hereto.


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